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                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


To Covalent Group, Inc.:

As independent public accountants, we hereby consent to the incorporation by reference in this S-8 Registration Statement of our report dated February 18, 2000 included in Covalent Group, Inc.'s Form 10-KSB for the year ended December 31, 1999 and to all references to our Firm included in this Registration Statement.



                                                            Arthur Andersen LLP
Philadelphia, Pa.,
 May 24, 2000